Exhibit 23

                     SHATSWELL, MacLEOD & COMPANY, P.C.
                        CERTIFIED PUBLIC ACCOUNTANTS

                               63 PINE STREET
                   WEST PEABODY, MASSACHUSETTS 01960-3635
                          TELEPHONE (978) 535-0206
                          FACSIMILE (978) 535-9908

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      We consent to the incorporation by reference in this Annual Report on Form 10-K of Slade's Ferry Bancorp of our report dated January 14, 2000.

                                     /s/ SHATSWELL, MacLEOD & COMPANY, P.C.
                                         SHATSWELL, MacLEOD & COMPANY, P.C.

West Peabody, Massachusetts
March 21, 2000